Exhibit 99.5 Covidien Announces First Full-Year Outlook for Mallinckrodt plc Dublin, Ireland – May 3, 2013 - Covidien (NYSE:COV) today announced 2013 full year guidance for Mallinckrodt plc as Mallinckrodt prepares to spin off from Covidien to become a separate, publicly traded company in mid-2013. Mallinckrodt’s fiscal year will end on September 27, 2013, with net sales growth expected to be in the range of 7% to 11% versus 2012, assuming foreign exchange rates at current levels. Net sales are expected to be up 21% to 25% in Mallinckrodt’s Specialty Pharmaceuticals segment and to decline 3% to 7% in its Global Medical Imaging segment. For fiscal 2013, Mallinckrodt expects adjusted EBITDA 1 as a percentage of sales, 2 to be in the range of 17% to 21%. The guidance ranges for adjusted EBITDA reflect the financial results for one quarter of Mallinckrodt operating as a standalone, public company and three quarters reflecting the business as historically managed part of Covidien prior to the separation. The recurring annual operating costs for corporate staff, governance functions and international infrastructure that were previously managed on Mallinckrodt’s behalf by Covidien are expected to be $130 million. This cost is approximately $40 million higher than what Mallinckrodt incurred in fiscal 2012. These amounts do not reflect any additional one-time costs related to establishing Mallinckrodt’s international infrastructure as a standalone public company and/or any potential savings that Mallinckrodt may achieve over time through organizational realignment or restructuring. For fiscal 2013, the effective tax rate, excluding one-time items, is expected to be between 34% and 38%. The tax rate for the first three quarters of fiscal 2013 will be calculated based upon the business as historically managed as part of Covidien; while the effective tax rate, excluding one- time items, for the fiscal fourth quarter is expected to be between 28% and 32% and will be based upon the business operating as a standalone public company. Capital expenditures are expected to be $140 million to $160 million in fiscal 2013. “As we approach our anticipated spin off, we are building on a strong foundation and are well positioned for long-term growth,” said Mark Trudeau, who will serve as President and CEO of Mallinckrodt. “We delivered double-digit growth in sales for the second quarter of fiscal 2013, driven in large part by the launch of the 27 mg, 36 mg and 54 mg tablet strengths of Methylphenidate HCl Extended-Release (ER) Tablets, continued growth of EXALGO ® and the addition of Gablofen ® . We have some challenges to navigate -- such as the loss of marketing exclusivity for products in both our Brands and Generics portfolios, a need for investment to successfully deliver on our pipeline opportunities, and the ongoing challenge of the shutdown of 1 Adjusted EBITDA represents earnings before interest, income taxes, depreciation and amortization, adjusted to exclude certain items. These items include, if applicable, discontinued operations; other income, net; separation costs; restructuring charges, net; immediately expensed up-front and milestone payments; acquisition related costs; and non-cash impairment charges. We have provided this non-GAAP financial measure because it is used by management, along with financial measures in accordance with accounting principles generally accepted in the U.S. (“GAAP”), to evaluate our operating performance. In addition, we believe it will be used by certain investors to measure our operating results. Management believes that presenting adjusted EBITDA to investors provides useful information about our performance across reporting periods on a consistent basis by excluding items that we do not believe are indicative of our core operating performance. 2 On a full year basis; including corporate allocations in fiscal Q1 to Q3 2013, and fiscal Q4 on a standalone basis.

the high flux reactor in the Netherlands. But overall, we are optimistic that we are well positioned for the spin and for a positive future as a stand-alone company.” Key Products (see Important Risk Information below) EXALGO (hydromorphone HCl) Extended-Release Tablets (CII) sales are expected to be at least $100 million in fiscal 2013. Sales will largely be driven by the addition of the 32 mg tablet strength approved by the U.S. Food and Drug Administration (FDA) in August 2012-- which provided additional flexibility to physicians in treating patients with a single daily dose. EXALGO was granted marketing exclusivity by the FDA as a prescription medication until March 2013. Although no generic product has been launched to date, with the end of this period of exclusivity, we expect generic competition in the marketplace to negatively impact sales. In December 2012, Mallinckrodt received approval from the FDA to manufacture Methylphenidate HCl ER Tablets USP (CII), a generic version of CONCERTA ® for the treatment of Attention Deficit Hyperactivity Disorder in tablet strengths of 27 mg, 36 mg and 54 mg. Sales of Methylphenidate HCl Extended-Release (ER) Tablets are expected to be at least $125 million in fiscal year 2013. We believe we hold a 180-day exclusivity period for each of the tablet strengths, which began upon the commercial launch of each individual tablet strength. The 27 mg tablet strength was launched upon approval, during the first fiscal quarter of 2013, and the 36 mg and 54 mg tablet strengths were launched during the second fiscal quarter. In February 2013, we submitted a supplement to our approved Abbreviated New Drug Application (ANDA) for an 18 mg tablet strength. Pipeline Opportunities The Mallinckrodt pipeline portfolio contains various products and product candidates resulting from the reformulation of existing molecules for treatment of pain and for treatments in closely adjacent therapeutic areas. The following are key products in our near-term pipeline. MNK-795 is a reformulation of existing controlled substance analgesic combination products with the addition of certain characteristics designed to deter certain types of abuse. Mallinckrodt has completed its pivotal Phase 3 trial of MNK-795 and is preparing to submit a New Drug Application (NDA) to the FDA for review in the first half of calendar 2013. If the product is accepted, reviewed and approved by the FDA, we expect to incur significant expenses for commercializing the product. MNK-155 is also a reformulation of existing controlled substance analgesic combination products, different from those in MNK 795, to which we have added certain characteristics designed to deter certain types of abuse. MNK-155 entered Phase 3 clinical development in the first half of fiscal 2013. MNK-395 is a 2% formulation of diclofenac topical solution. This modified formulation, studied in twice-daily administration in patients with osteoarthritis of the knee, was submitted to the FDA in June 2012. In March 2013, the FDA requested additional information before this application could be considered for approval. In compliance with this request, Mallinckrodt is in the process of repeating a pharmacokinetic study and we anticipate that we will be able to submit results from this study to the FDA in the third quarter of calendar 2013. Intrathecal Product Development – Mallinckrodt has an R&D pipeline of additional formulations/presentations of Gablofen (baclofen injection) for the management of severe spasticity. Those formulations are at various stages of development. In addition to Gablofen line extensions, we also have opioid products under investigation for the treatment of pain for intrathecal administration (i.e., injection into the sheath around the spinal cord), which, if approved, could provide standardized, manufactured alternatives to products that are currently only available through compounding pharmacies. Additionally, this R&D pipeline may present opportunities for development of certain products that may qualify to receive “orphan” status from the FDA. Long-range Objectives Mallinckrodt’s long-range objective is to become a leading specialty pharmaceutical company. The company’s plan is to expand profitability through operating leverage and growth in its Specialty Pharmaceutical segment. Mallinckrodt Fiscal Year 2013 Guidance Total Net Sales Growth 7% to 11% Specialty Pharmaceuticals Net Sales Growth 21% to 25% Global Medical Imaging Net Sales Growth -7% to -3% Methylphenidate HCl ER Tablets Net sales of at least $125 million EXALGO Net sales of at least $100 million Adjusted EBITDA 1 as a percentage of sales 17% to 21% Effective Tax Rate – Fiscal 2013 34% to 38% Effective Tax Rate –Q4 Fiscal 2013 28% to 32% Capital Expenditures $140 million to $160 million The guidance ranges for adjusted EBITDA and effective tax rate assume a June 28, 2013, separation date. The ranges reflect one quarter of Mallinckrodt plc operating as a standalone, public company and three quarters of financial results reflecting the business managed as part of Covidien prior to the separation. The financial results for the three quarters as part of Covidien include expense allocations for certain functions provided by Covidien. While we believe such allocations are reasonable, they may not be indicative of the actual expenses Mallinckrodt plc would have incurred had it been operating as a separate, publicly traded company. Actual costs that may have been incurred if Mallinckrodt had been a standalone company would depend on a number of factors, including the organizational structure, what functions were outsourced or performed by employees and strategic decisions made in areas such as information technology and infrastructure.

Supporting materials are now available on the Investor Relations section of Covidien’s website: http://investor.covidien.com CONFERENCE CALL AND WEBCAST Covidien will hold a conference call for investors on Monday, May 6, beginning at 8:00 a.m. ET to discuss its 2013 outlook. This call can be accessed three ways: • At Covidien’s website: http://investor.covidien.com • By telephone: For both “listen-only” participants and those participants who wish to take part in the question-and-answer portion of the call, the telephone dial-in number in the U.S. is 866-515-2911. For participants outside the U.S., the dial-in number is 617-399-5125. The access code for all callers is 10325015. • Through an audio replay: A replay of the conference call will be available beginning at 10:00 a.m. on May 6, 2013, and ending at 5:00 p.m. on May 13, 2013. The dial-in number for U.S. participants is 888-286-8010. For participants outside the U.S., the replay dial-in number is 617-801-6888. The replay access code for all callers is 41166732. EXALGO IMPORTANT RISK INFORMATION INDICATION EXALGO ® (hydromorphone HCI) Extended-Release Tablets (CII) is indicated for the management of moderate to severe pain in opioid tolerant patients requiring continuous, around- the-clock opioid analgesia for an extended period of time. IMPORTANT RISK INFORMATION WARNING: ABUSE POTENTIAL, LIFE-THREATENING RESPIRATORY DEPRESSION, and ACCIDENTAL EXPOSURE Abuse Potential EXALGO contains hydromorphone, an opioid agonist and a Schedule II controlled substance with an abuse liability similar to other opioid agonists, legal or illicit. Assess each patient’s risk for opioid abuse or addiction prior to prescribing EXALGO. The risk for opioid abuse is increased in patients with a personal or family history of substance abuse (including drug or alcohol abuse or addiction) or mental illness (e.g., major depressive disorder). Routinely monitor all patients receiving EXALGO for signs of misuse, abuse, and addiction during treatment. Life-threatening Respiratory Depression Respiratory depression, including fatal cases, may occur with use of EXALGO, even when the drug has been used as recommended and not misused or abused. EXALGO is for use in opioid tolerant patients only. Proper dosing and titration are essential and EXALGO should be prescribed only by healthcare professionals who are knowledgeable in the use of potent opioids for the management of chronic pain. Monitor for respiratory depression, especially during initiation of EXALGO or following a dose increase. Crushing, dissolving, or chewing the tablet can cause rapid release and absorption of a potentially fatal dose of hydromorphone. Accidental Exposure Accidental ingestion of EXALGO, especially in children, can result in a fatal overdose of hydromorphone.  EXALGO is contraindicated in:  Opioid non-tolerant patients. Fatal respiratory depression could occur in patients who are not opioid tolerant.  Patients with significant respiratory depression  Patients with acute or severe bronchial asthma in an unmonitored setting or in the absence of resuscitative equipment  Patients with known or suspected paralytic ileus  Patients who have had surgical procedures and/or underlying disease resulting in narrowing of the gastrointestinal tract, or have “blind loops” of the gastrointestinal tract or gastrointestinal obstruction  Patients with hypersensitivity (e.g., anaphylaxis) to hydromorphone or sulfite-containing medications  EXALGO is indicated for opioid tolerant patients only. Patients considered opioid tolerant are those who are taking at least 60 mg oral morphine per day, 25 mcg transdermal fentanyl/hour, 30 mg oral oxycodone/day, 8 mg oral hydromorphone/day, 25 mg oral oxymorphone/day or an equianalgesic dose of another opioid, for a week or longer.  EXALGO is not intended for use as an as-needed analgesic and is not indicated for the management of acute or postoperative pain. It is contraindicated in patients who need management of mild pain or pain not expected to persist.  Avoid concurrent use of alcohol and EXALGO. Concurrent use of EXALGO with CNS depressants, including alcohol, increases risk of respiratory depression, hypotension, and profound sedation, potentially resulting in coma or death. EXALGO may impair the ability to drive a car or operate machinery.  Not intended in patients who have received MAO inhibitors within 14 days of starting EXALGO.  Use with caution and in reduced doses in older or debilitated patients, as well as patients with renal or hepatic insufficiency, Addison’s disease, delirium tremens, myxedema or hypothyroidism, prostatic hypertrophy or urethral stricture, toxic psychosis. May aggravate convulsions in patients with convulsive disorders; may induce or aggravate seizures in some clinical settings. Consider use of an alternate analgesic in patients with severe renal impairment.

 Respiratory depression, which occurs more frequently in elderly or debilitated patients, is the chief hazard with EXALGO.  Serious adverse events could also include hypotensive effects, GI effects, cardiac arrest from overdose and precipitation of withdrawal. Most common adverse events (>10%) seen in clinical studies (N=2474) were: constipation (31%), nausea (28%), vomiting, somnolence, headache, asthenia and dizziness.  Use EXALGO with extreme caution in patients susceptible to intracranial effects of CO2 retention.  Do not abruptly discontinue EXALGO. METHYLPENIDATE HCL EXTENDED RELEASE TABLETS 27 mg, 36 mg and 54 mg INDICATIONS AND USAGE Methylphenidate Hydrochloride Extended-Release Tablets, USP (CII) are indicated for the treatment of Attention Deficit Hyperactivity Disorder (ADHD) in children 6 years of age and older, adolescents, and adults up to the age of 65. IMPORTANT RISK INFORMATION DRUG DEPENDENCE Methylphenidate hydrochloride extended-release tablets should be given cautiously to patients with a history of drug dependence or alcoholism. Chronic abusive use can lead to marked tolerance and psychological dependence with varying degrees of abnormal behavior. Frank psychotic episodes can occur, especially with parenteral abuse. Careful supervision is required during withdrawal from abusive use since severe depression may occur. Withdrawal following chronic therapeutic use may unmask symptoms of the underlying disorder that may require follow-up. CONTRAINDICATIONS  Methylphenidate extended-release tablets are contraindicated in patients:  with a known hypersensitivity to the product or its components  with marked anxiety, tension, or agitation  with glaucoma  with tics or a family history or diagnosis of Tourette’s syndrome  using or within 2 weeks of using an MAO inhibitor WARNINGS AND PRECAUTIONS  Use of stimulants may cause treatment-emergent psychotic or manic symptoms in patients with no prior history, or exacerbation of symptoms in patients with preexisting psychiatric illness. Clinical evaluation for Bipolar Disorder is recommended prior to stimulant use. Monitor for aggressive behavior.  Stimulants may lower the convulsive threshold. Discontinue in the presence of seizures

 Difficulties with accommodation and blurring of vision have been reported with stimulant treatment.  May cause long-term suppression of growth: monitor height and weight at appropriate intervals in pediatric patients.  May cause gastrointestinal obstruction with preexisting GI narrowing  Hematologic monitoring: Periodic CBC, differential, and platelet counts are advised during prolonged therapy. ADVERSE REACTIONS  Serious adverse events including sudden death, stroke and myocardial infarction have been reported in patients even at usual doses.  The most common adverse reaction (>5%) reported in children and adolescents was upper abdominal pain. The most common adverse reactions (>10%) reported in adults were dry mouth, nausea, decreased appetite, headache, and insomnia. Monitor patients for changes in heart rate and blood pressure and use with caution in patients for whom an increase in blood pressure or heart rate would be problematic. Gablofen (baclofen injection) INDICATIONS AND USAGE  Gablofen (baclofen injection) is a gamma-aminobutyric acid (GABA) ergic agonist indicated for use in the management of severe spasticity of cerebral or spinal origin in adult and pediatric patients age 4 years and above.  Gablofen should be reserved for patients unresponsive to oral baclofen therapy, or those who experience intolerable central nervous system side effects at effective doses.  Patients should first respond to a screening dose of intrathecal baclofen prior to consideration for long term infusion via an implantable pump.  Spasticity due to traumatic brain injury: wait at least one year after injury before considering Gablofen therapy. IMPORTANT RISK INFORMATION WARNING: DO NOT DISCONTINUE ABRUPTLY Abrupt discontinuation of intrathecal baclofen, regardless of the cause, has resulted in sequelae that include high fever, altered mental status, exaggerated rebound spasticity, and muscle rigidity, that in rare cases has advanced to rhabdomyolysis, multiple organ-system failure and death. Prevention of abrupt discontinuation of intrathecal baclofen requires careful attention to programming and monitoring of the infusion system, refill scheduling and procedures, and pump alarms. Patients and caregivers should be advised of the importance of keeping scheduled refill visits and should be educated on the early symptoms of baclofen withdrawal. Special attention should be given to patients at apparent risk (e.g. spinal cord injuries at T-6 or above communication difficulties, history of withdrawal symptoms from oral or intrathecal baclofen). Consult the technical manual of the implantable infusion system for additional post-implant clinician and patient information. CONTRAINDICATIONS:  Hypersensitivity to baclofen.  Do not use Gablofen for intravenous, intramuscular, subcutaneous or epidural administration. WARNINGS AND PRECAUTIONS  Risk of life-threatening overdose during pump refills. Use extreme caution when filling the Medtronic SynchroMed® II Programmable pump which is equipped with an injection port that allows direct access to the intrathecal catheter. Direct injection into the catheter through the catheter access port may cause a life- threatening overdose.  Use only with Medtronic SynchroMed® II Programmable Pump (or other pumps labeled for intrathecal administration of Gablofen (baclofen injection))  Resuscitative equipment and trained staff must be available during screening dose, dose titration, and refills due to the potential life-threatening CNS depression, cardiovascular collapse, and/or respiratory failure.  Overdose may cause drowsiness, lightheadedness, dizziness, somnolence, respiratory depression, seizures, rostral progression of hypotonia and loss of consciousness progressing to coma.  Use with caution in patients with psychotic disorders, schizophrenia or confusional state as it may exacerbate condition(s).  Fatalities have been reported with intrathecal baclofen use.  Caution should be used in patients with a history of autonomic dysreflexia.  Presence of infection may increase the risk of surgical complication and complicate dosing of Gablofen.  May cause drowsiness: use caution in operation of automobiles, dangerous machinery and activity that made hazardous by decreased alertness. Other CNS depressants and alcohol may add to this effect.  Potential development of intrathecal mass formation. Clinicians should monitor for signs and symptoms of new neurologic symptoms including the use of imagining diagnostic modalities.  Oral baclofen use has been associated with a dose related increase in incidence of ovarian cysts.  Pregnancy Category C. The effect of baclofen in labor and delivery is unknown  Baclofen is excreted into breast milk at oral therapeutic doses.  Pediatric use: Safety and effectiveness in pediatric patients below the age of 4 years have not been established. SERIOUS  Sudden withdrawal of Gablofen can result in serious complications that include high fever, confusion, muscle stiffness, multiple organ-system failure, and death. Inform patients that early symptoms of Gablofen withdrawal may include increased spasticity, itching, and tingling of extremities. If Gablofen withdrawal or a pump malfunction is suspected, patients should be brought immediately to a hospital for assessment and treatment.  Gablofen overdose may occur suddenly or insidiously, and that symptoms may include confusion, drowsiness, lightheadedness, dizziness, slow or shallow breathing, seizures, loss of muscle tone, loss of consciousness, and coma.  Other serious adverse events may include: potential development of intrathecal mass formation, drainage, infection, meningitis, unmanageable trunk control, CSF leakage, coma and death. COMMON:  The most common adverse reactions in patients with spasticity of spinal origin were hypotonia (25.3%) somnolence (20.9%), dizziness, nausea/vomiting, hypotension, headache, and convulsions.  The most common adverse reactions in patients with spasticity of cerebral origin were hypotonia (34.7%), somnolence (18.7%), headache (10.7%) agitation, constipation, leukocytosis, chills, and urinary retention.  Other common adverse events may include hypoventilation, hypertonia, paresthesia, increased salivation, back pain, pruritus, diarrhea, peripheral edema, asthenia, pain, confusion, speech disorder, amblyopia, accidental injury and dry mouth. CONCERTA is a registered trademark of ALZA Corporation About Covidien Covidien is a leading global healthcare products company that creates innovative medical solutions for better patient outcomes and delivers value through clinical leadership and excellence. Covidien manufactures, distributes and services a diverse range of industry-leading product lines in three segments: Medical Devices, Pharmaceuticals and Medical Supplies. With 2012 revenue of $11.9 billion, Covidien has 43,000 employees worldwide in 70 countries, and its products are sold in over 140 countries. Please visit www.covidien.com to learn more about our business. Mallinckrodt, the Pharmaceuticals business of Covidien, is a vertically integrated leader in providing products used in diagnostic procedures and in the treatment of pain and related conditions. The company is a leading supplier of opioid pain medications in the U.S., and a leading manufacturer of active pharmaceutical ingredients. It is also a major U.S. supplier of the medical isotope technetium-99m and an industry leader in radiopharmaceuticals and contrast media and delivery systems. Sales in 2012 were $2.0 billion. Please visit www.mallinckrodt.com to learn more about our business. FORWARD-LOOKING STATEMENTS Any statements contained in this communication that do not describe historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements about future financial condition and operating results, economic, business, competitive and/or regulatory factors affecting our business and the terms and the effect of the anticipated spin-off of the Pharmaceuticals business from Covidien. Any forward-looking statements contained herein are based on our management's current beliefs and expectations, but are subject to a number of risks, uncertainties and changes in circumstances, which may cause actual results or company actions to differ materially from what is expressed or implied by these statements. The factors that could cause actual future results to differ materially from current expectations include, but are not limited to, our ability to effectively introduce and market new products or keep pace with advances in technology, the reimbursement practices of a small number of large public and private insurers, cost-containment efforts of customers, purchasing groups, third- party payors and governmental organizations, intellectual property rights disputes, complex and costly regulation, including healthcare fraud and abuse regulations and the Foreign Corrupt Practices Act, manufacturing or supply chain problems or disruptions, rising commodity costs, recalls or safety alerts and negative publicity relating to Covidien or its products, product liability losses and other litigation liability, divestitures of some of our businesses or product lines, our ability to execute strategic acquisitions of, investments in or alliances with other companies and businesses, competition, risks associated with doing business outside of the United States, foreign currency exchange rates, environmental remediation costs and unanticipated developments that may prevent, delay, alter the terms of or otherwise negatively affect the planned spin-off. These and other factors are identified and described in more detail in our Annual Report on Form 10-K for the fiscal year ended September 28, 2012, and in subsequent filings with the SEC, as well as Mallinckrodt’s registration statement on Form 10, which has not yet been declared effective by the SEC. Further, there can be no assurance as to the timing of the contemplated spin-off, or whether it will be completed. We disclaim any obligation to update these forward-looking statements other than as required by law. Contacts Lynn Phillips Manager, Media Relations Pharmaceuticals 314-654-3263 lynn.phillips@covidien.com Meredith Fischer Senior Vice President, Communications Pharmaceuticals 314-654-6595 meredith.fischer@covidien.com John Moten Vice President, Investor Relations Pharmaceuticals 314-654-6650 john.moten@covidien.com